John Hancock Variable Insurance Trust
Supplement dated May 12, 2014
to the Statement of Additional Information
Dated April 30, 2014

Financial Services Trust

In the “Investment Restrictions” section, under the subsection “Fundamental”, the first restriction is hereby revised and restated as follows:

Fundamental

(1) Each fund (except Financial Services Trust, Health Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, and Utilities Trust) may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.